TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus

and Statement of Additional Information, dated May 1, 2013, as supplemented

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Transamerica Partners Balanced

Transamerica Partners Core Bond

Transamerica Partners High Yield Bond

(each, a “Subaccount” and collectively, the “Subaccounts”)

At a meeting of the Board of Trustees (the “Board”) of Transamerica Partners Balanced Portfolio, Transamerica Partners Core Bond Portfolio and Transamerica Partners High Yield Bond Portfolio (each, a “portfolio” and collectively, the “portfolios”), the underlying master portfolios in which all of the assets of the respective Subaccounts are invested, held on October 16 and 17, 2013, the Board took certain actions with respect to the portfolios’ sub-advisers. The Board approved the recommended termination of BlackRock Financial Management, Inc. as a sub-adviser to Transamerica Partners Balanced Portfolio and Transamerica Partners Core Bond Portfolio, and the recommended termination of Eaton Vance Management as the sub-adviser to Transamerica Partners High Yield Bond Portfolio. The Board also approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc. and Transamerica Financial Life Insurance Company, as a new sub-adviser to each respective portfolio, subject to approval by each Subaccount’s investors.

A proxy statement is expected to be mailed in the first quarter of 2014.

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Investors Should Retain this Supplement for Future Reference

December 18, 2013

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